SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):  April 4, 2003


                              GEORESOURCES, INC.
            (Exact name of registrant as specified in its charter)


                                   Colorado
                (State or Other Jurisdiction of Incorporation)


         0-8041                                        84-0505444
(Commission File Number)                  (I.R.S. Employer Identification No.)



                     1407 West Dakota Parkway, Suite 1-B
                        Williston, North Dakota  58801
                   (Address of principal executive offices)



                                (701) 572-2020
             (Registrant's telephone number, including area code)



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits -- Filed herewith is the following:

     Exhibit No.      Description

        99.1          Amended and Restated Press Release dated April 4, 2003


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On April 4, 2003, the registrant released its amended and restated 2002 earnings press release. A copy of the press release is filed herewith as exhibit 99.1.



                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GEORESOURCES, INC.



Date:  April 4, 2003                   By:  /s/ Jeffrey P. Vickers
                                       Jeffrey P. Vickers, President



                                 EXHIBIT INDEX

Exhibit No.           Description

99.1                  Amended and Restated Press Release dated April 4, 2003